UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2022

Corporate Universe, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-54277	85-2005645
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #8334 Claymont, DE	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (302) 273-1150

 N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Rule 12(g) of the Act: N/A

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	COUV	OTC Markets

Securities registered pursuant to Rule 12(b) of the Act: N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On September 28, 2022, Corporate Universe, Inc. (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Amendment of Certificate of Designation of the Rights, Preferences, Privileges and Restrictions of the Series E Convertible Preferred Stock (the “Series E Certificate of Amendment”), to (i) include an adjustment provision upon a stock split or reverse stock split; (ii) include a revised voting provision whereby the amount of votes each holder of Series E Preferred Stock is entitled to vote on matters brought before our Common stockholders equals votes equal to the amount of shares into which their shares of Series E Preferred Stock are convertible and (iii) include a new protective provision under Section 8 of Series E Certificate of Amendment to provide Series E Preferred stockholder with a class vote approving any reverse stock split of our Common Stock. A copy of the Series E Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

On September 28, 2022, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment of Certificate of Designation of the Rights, Preferences, Privileges and Restrictions of the Series F Convertible Preferred Stock (the “Series F Certificate of Amendment”), to (i) include an adjustment provision upon a stock split or reverse stock split; (ii) include a revised voting provision whereby the amount of votes each holder of Series F Preferred Stock is entitled to vote on matters brought before our Common stockholders equals votes equal to the amount of shares into which their shares of Series F Preferred Stock are convertible and (iii) include a new protective provision under Section 8 of the Series F Certificate of Amendment to provide Series F Preferred stockholder with a class vote approving any reverse stock split of our Common Stock. A copy of the Series F Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

On September 28, 2022, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment of Certificate of Designation of the Rights, Preferences, Privileges and Restrictions of the Series G Convertible Preferred Stock (the “Series G Certificate of Amendment”), to (i) include an adjustment provision upon a stock split or reverse stock split; (ii) include a revised voting provision whereby the amount of votes each holder of Series G Preferred Stock is entitled to vote on matters brought before our Common stockholders equals votes equal to the amount of shares into which their shares of Series G Preferred Stock are convertible and (iii) include a new protective provision under Section 8 of the Series G Certificate of Amendment to provide Series G Preferred stockholders with a class vote approving any reverse stock split of our Common Stock. A copy of the Series G Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

The foregoing description of each of the Series E Certificate of Amendment, the Series F Certificate of Amendment and the Series G Certificate of Amendment are summaries only and are qualified in its entirety by reference to the provisions of the Series E Certificate of Amendment, the Series F Certificate of Amendment and the Series G Certificate of Amendment filed as Exhibits 3.1, 3.2 and 3.3, respectively to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Designation of Series E Convertible Preferred Stock
3.2	Certificate of Amendment to Certificate of Designation of Series F Convertible Preferred Stock
3.3	Certificate of Amendment to Certificate of Designation of Series G Convertible Preferred Stock
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORPORATE UNIVERSE, INC.

Date: September 30, 2022	By:	/s/ Jack Brooks
Jack Brooks
President

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